UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 18, 2026
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001577310

Sequoia Mortgage Trust 2013-8

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001176320

Sequoia Residential Funding, Inc.

(exact name of the depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001530239

RWT Holdings, Inc.

(Exact names of sponsor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-185882-04 (Commission File Number of the issuing entity)	46-3062396 46-3072712 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5693

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 6.02 Change of Servicer or Trustee.

On October 1, 2025, Rocket Companies, Inc., a Delaware corporation (“Rocket”) completed the acquisition of Mr. Cooper Group Inc. (“Mr. Cooper”), which included Mr. Cooper’s direct and indirect subsidiaries, including Nationstar Mortgage LLC dba Mr. Cooper Master Servicing (“Nationstar”) (such acquisition, the “Merger”), which served as the Master Servicer for Sequoia Mortgage Trust 2013-8 (the “Trust”). Following the closing, Mr. Cooper became an indirect, wholly-owned subsidiary of Rocket.

Following consummation of the Merger, Rocket reorganized trade names, developed technology, subservicing partner relationships, and other tangible assets totaling approximately $2.3 billion (excluding goodwill and mortgage servicing rights) and implemented and continues to implement, certain internal reorganization transactions (the “Internal Reorganization”) intended to simplify Rocket’s organizational structure, align its mortgage servicing and origination platforms, and enhance operational efficiency.

As part of the Internal Reorganization, the master servicing function for the Trust was transferred from Nationstar to Rocket, with Rocket succeeding Nationstar as Master Servicer of the Trust.

For additional information regarding the above-referenced transaction, please refer to Rocket’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission on March 2, 2026 under Commission file number 001-39432.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequoia Residential Funding, Inc. (Depositor)

/s/ Jeremy P. Strom
Jeremy P. Strom, President & Senior Officer in Charge of Securitization

Date: June 18, 2026